Nuveen Mid Cap Index Fund

Summary Prospectus   |   February 28, 2011

Ticker: Class A–FDXAX, Class C–FDXCX, Class R3–FMCYX, Class I–FIMEX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated February 28, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Composite Index (S&P MidCap 400 Index).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 111 of the prospectus and “Purchase and Redemption of Fund Shares” on page 95 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[3]	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.84%	1.59%	1.09%	0.59%
Fee Waivers and Expense Reimbursements	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	0.78%	1.53%	1.03%	0.53%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.
4	The fund’s adviser has contractually agreed to waive fees and reimburse other fund expenses through February 29, 2012, so that total annual fund operating expenses, after waivers and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00%, and 0.50%, respectively, for Class A, Class C, Class R3, and Class I shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$80	$156	$105	$54	$80	$156	$105	$54
3 Years	$262	$496	$341	$183	$262	$496	$341	$183
5 Years	$460	$860	$595	$323	$460	$860	$595	$323
10 Years	$1,032	$1,884	$1,323	$732	$1,032	$1,884	$1,323	$732

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year ended, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund generally invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P MidCap 400 Index. This index is an unmanaged market-value weighted index consisting of 400 stocks chosen for market size, liquidity, sector representation and other factors that represents the mid range sector of the U.S. stock market. Reconstitution of the index occurs both on a quarterly and ongoing basis. As of December 31, 2010, market capitalizations of companies in the S&P MidCap 400 Index ranged from approximately $460 million to $9.2 billion.

The fund’s sub-adviser believes that the fund’s objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P MidCap 400 Index, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P MidCap 400 Index.

Because the fund may not always hold all of the stocks included in the S&P MidCap 400 Index, and because the fund has expenses and the index does not, the fund will not duplicate the index’s performance precisely. However, the fund’s sub-adviser believes there should be a close correlation between the fund’s performance and that of the S&P MidCap 400 Index in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P MidCap 400 Index of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund’s net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P MidCap 400 Index. If the fund is unable to achieve a correlation of 95% over time, the fund’s board of directors will consider alternative strategies for the fund.

The fund may invest in stock index futures contracts, options on stock indices, and options on stock index futures (“derivatives”) on the S&P MidCap 400 Index. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P MidCap 400 Index, and to reduce transaction costs.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Failure to Match Index Performance—The fund may not replicate the performance of the S&P 400 Index.

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Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures.

Class A Annual Total Return1

1	Performance presented prior to 9/24/01 represents that of the Firstar Mid Cap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 19.81% and –25.52%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Standard & Poor’s MidCap 400® Index, the fund’s benchmark index, which is a broad measure of market performance. The Standard & Poor’s MidCap 400® Index is an unmanaged market value weighted index of 400 mid-cap companies. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R3 shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

		Average Annual Total Returns for the Periods Ended December 31, 2010[1]
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Nuveen Mid Cap Index Fund:
Class A (return before taxes)	11/4/99	25.75%	5.22%	6.41%	N/A
Class A (return after taxes on distributions)		25.64%	4.32%	5.55%	N/A
Class A (return after taxes on distributions and sale of fund shares)		16.89%	4.30%	5.35%	N/A
Class C (return before taxes)	9/24/01	24.83%	4.45%	N/A	8.66%
Class R3 (return before taxes)	11/27/00	25.39%	4.94%	6.22%	N/A
Class I (return before taxes)	11/4/99	26.02%	5.48%	6.67%	N/A
Standard & Poor’s MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)		26.64%	5.73%	7.16%	10.16%
1	Performance presented prior to 9/24/01 represents that of the Firstar Mid Cap Index Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

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Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

	Title	Portfolio Manager of Fund Since:
Walter A. French	Senior Vice President	March 2001
David A. Friar	Assistant Vice President	March 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A	Class C	Class R3	Class I
Eligibility and Minimum Initial Investment	Available only through fee- based programs and certain retirement plans. $250 minimum for accounts opened through fee-based programs. No minimum for retirement plans.

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

			Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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